UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




                       October 11, 2002 (October 10, 2002)
                     --------------------------------------
                     Date of Report (Date of Event Reported)



                                 Rent-Way, Inc.
             (Exact name of registrant as specified in its charter)




         Pennsylvania             000-22026                 25-1407782
    ---------------------  -----------------------     ---------------------
    (State or other        (Commission File Number)    (IRS Employer
        jurisdiction of                                   Identification No.)
              corporation)




One RentWay Place, Erie, Pennsylvania                        16505
-----------------------------------------------------------------------------
      (Address of principal executive offices)             Zip Code



Registrant's telephone number, including area code:     (814) 455-5378
                                                   ---------------------------








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Item 5.           Other Events


                   Rent-Way Announces Timing of 2003 Guidance
                 Fourth Quarter Sales In Line with Expectations

Erie, PA - October 10, 2002 -- Rent-Way Inc. (NYSE:RWY) today announced that it will provide guidance for fiscal year 2003 performance with its release of fiscal 2002 year end results.

The company also announced that sales for the quarter ended September 30, 2002 were in line with the forecast announced in August. "As we move forward in our efforts to refinance the company, we believe we will be in a better position to speak to our expectations for 2003 later in the quarter when we report on our 2002 year end results. At that time we will discuss our audited results for the fourth quarter and fiscal year," commented William McDonnell, Rent-Way Vice President and Chief Financial Officer. Details related to our year-end conference call will be announced in advance of the release of year-end results sometime in November.

Rent-Way is the second largest operator of rental-purchase stores in the United States. Rent-Way rents quality name brand merchandise such as home entertainment equipment, computers, furniture and appliances from 1,062 stores in 42 states.

This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements contain the words "projects", "anticipates", "believes", "expects", "intends", "will", "may" and similar words and expressions. Each such statement is subject to uncertainties, risks and other factors that could cause actual results or performance to differ materially from the results or performance expressed in or implied by such statements. The forward-looking statements in this news release that contain projections of the company's expected financial performance and other projections regarding future performance are inherently subject to change given the nature of projections and the company's actual performance may be better or worse than projected. Uncertainties, risks and other factors that may cause actual results or performance to differ materially from any results or performance expressed or implied by forward-looking statements in this news release include: (1) the company's ability to normalize and control its operating expenses and to continue to realize operating efficiencies, (2) the company's ability to develop, implement and maintain adequate and reliable internal accounting systems and controls, (3) the company's ability to retain existing senior management and to attract additional management employees, (4) general economic and business conditions, including demand for the company's products and services, (5) general conditions relating to the rental-purchase industry, including the impact of state and federal laws regulating or otherwise affecting the rental-purchase transaction, (6) competition in the rental-purchase industry, including competition with traditional retailers, (7) the company's ability to make principal and interest payments on and to refinance on more favorable terms its high level of outstanding debt, (8) the outcome of the class action lawsuit and the shareholder derivative lawsuit commenced against the company and (9) the outcome of the continuing investigations involving the company commenced by the SEC and the U.S. Department of Justice. A discussion of other risk factors that may cause actual results to differ from the results expressed in or implied by these forward-looking statements can be found in the company's periodic filings with the SEC. The company disclaims any duty to provide updates to the forward-looking statements made in this news release.

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                          Rent-Way, Inc.
                                ----------------------------------
                                           (Registrant)




    October 11, 2002                          /s/ William A. McDonnell
---------------------------           ------------------------------------------
           Date                                       (Signature)
                                                  William A. McDonnell
                                      Vice President and Chief Financial Officer




    October 11, 2002                           /s/ John A. Lombardi
---------------------------           ------------------------------------------
           Date                                       (Signature)
                                                   John A. Lombardi
                                        Chief Accounting Officer and Controller